UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21077

PIMCO California Municipal Income Fund II

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer, Principal Financial & Accounting Officer

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: May 31, 2015

Date of reporting period: November 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Your Global Investment Authority

PIMCO Closed-End Funds

Semiannual Report

November 30, 2014

PIMCO Municipal Income Fund II

PIMCO California Municipal Income Fund II

PIMCO New York Municipal Income Fund II

Letter from the Chairman of the Board & the President

Dear Shareholder:

As previously announced on September 26, 2014, prior to the close of the reporting period, William “Bill” Gross, PIMCO’s former chief investment officer (CIO) and co-founder, resigned from the firm. PIMCO’s managing directors elected Daniel Ivascyn to serve as group chief investment officer (Group CIO). In addition, PIMCO appointed Andrew Balls, CIO Global; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. As announced by PIMCO on November 3, 2014, Marc Seidner returned to the firm effective November 12, 2014, in a new role as CIO Non-Traditional Strategies and head of Portfolio Management in PIMCO’s New York office. Under this leadership structure, Andrew and Mihir have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Andrew oversees portfolio management and trade floor activities in Europe and Asia-Pacific, and Mihir oversees portfolio management and trade floor activities in the U.S. There have not been any changes to the portfolio management of PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II or PIMCO New York Municipal Income Fund II (collectively, the Funds).

Douglas Hodge, PIMCO’s chief executive officer, and Jay Jacobs, PIMCO’s president, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established earlier in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly-skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period, PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses over 2,400 employees across 13 offices, including more than 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

For the six-month reporting period ended November 30, 2014:

Municipal bonds rallied and produced positive returns during the fiscal six months ended November 30, 2014. Longer-term U.S. Treasury yields declined, whereas shorter-term yields (between two- and seven-year maturities) generally moved higher during the reporting period. Despite a number of potential headwinds, including uncertainties regarding future monetary policy and a host of geopolitical issues, investor demand for municipal securities was strong overall given improving fundamentals.

2	PIMCO CLOSED-END FUNDS

The Barclays Municipal Bond Index gained 2.45% while the broad taxable bond market, as represented by the Barclays U.S. Aggregate Bond Index, returned 1.92% during the reporting period.

Following a period of weakness early in 2014, the U.S. economy was highly resilient and expanded at a solid pace as the year progressed. Looking back, gross domestic product (GDP), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, contracted at an annual pace of 2.1% during the first quarter of 2014. However, this was a temporary setback, as the U.S. Commerce Department reported that GDP expanded at a 4.6% annual pace during the second quarter of 2014. This represented the strongest growth rate since the fourth quarter of 2011. According to the Commerce Department’s estimate released on December 23, 2014, GDP expanded at an annual pace of 5.0% during the third quarter of 2014.

The Federal Reserve (the Fed) began tapering its monthly asset purchase program in January 2014. At each of its next seven meetings, the Fed announced that it would further taper its asset purchases. Following its meeting in October 2014, the Fed announced that it had concluded its asset purchases. However, the Fed again indicated that it would not raise interest rates in the near future. Finally, at its meeting in December 2014, the Fed said, “Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy. The Committee sees this guidance as consistent with its previous statement that it likely will be appropriate to maintain the 0%– 1/4% target range for the federal funds rate for a considerable time following the end of its asset purchase program in October, especially if projected inflation continues to run below the Committee’s 2% longer-run goal, and provided that longer-term inflation expectations remain well anchored.”

Outlook

PIMCO’s 2015 forecast for the U.S. is for a continuation of the economic recovery. With the ongoing assistance of easy monetary policy, combined with healthy private financial sector balance sheets, we believe the U.S. economy is poised to grow between 2.5% and 3.0% in the coming calendar year. We anticipate corporate capital expenditures to accelerate on the back of rising pricing power and the expected returns on newly invested capital. We expect very gradually rising wages and product prices, which will allow the Fed to maintain its accommodative monetary policy for 2015. Potential wildcards for the economy in both the U.S. and abroad are geopolitical issues in Ukraine, the Middle East and elsewhere.

On the following pages of this PIMCO Closed-End Funds Semiannual Report, please find specific details regarding investment performance and a discussion of factors that most affected each Fund’s performance over the six-month reporting period ended November 30, 2014.

SEMIANNUAL REPORT	NOVEMBER 30, 2014	3

Letter from the Chairman of the Board & the President (Cont.)

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. If you have questions regarding any of your PIMCO Closed-End Funds investments, please contact your financial advisor or call the Funds’ shareholder servicing agent at (844) 33-PIMCO (844-337-4626). We also invite you to visit our website at pimco.com/investments to learn more about our views and global thought leadership.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board of Trustees	President; Principal Executive Officer

4	PIMCO CLOSED-END FUNDS

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal Reserve Board has concluded its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a Fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s net asset value. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying a derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not directly own.

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including: (1) the likelihood of greater volatility of net asset value and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a

SEMIANNUAL REPORT	NOVEMBER 30, 2014	5

Important Information About the Funds (Cont.)

declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. Regulators recently finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and may require that such programs be restructured. The results of these rules are not certain, and there can be no assurance that appropriate restructuring of existing trusts will be possible or that the creation of new trusts will continue. Because of the role that tender option bond programs play in the municipal bond market, it is possible that implementation of these rules may adversely impact the municipal bond market. For example, as a result of the implementation of these rules, the municipal bond market may experience reduced demand or liquidity and increased financing costs. A Fund’s investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond the Funds’ control, which could require the Funds to reduce leverage and dispose of portfolio investments at inopportune times and prices. A Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high-yield investments increase the chance that a Fund will lose money. Mortgage-Related and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage-Related and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage-Related and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The common shares of a Fund may trade at a price that is less than the initial offering price and/or the net asset value of such shares.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/subprime risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk, tender option bond risk, inflation-indexed security risk, senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government

6	PIMCO CLOSED-END FUNDS

securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event-linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory risk, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk and convertible securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

On each individual Fund Summary page in this Shareholder Report the Common Share Average Annual Total Return table and Common Share Cumulative Return (if applicable) measure performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations of each Fund:

Fund Name	Commencement of Operations
PIMCO Municipal Income Fund II	06/28/02
PIMCO California Municipal Income Fund II	06/28/02
PIMCO New York Municipal Income Fund II	06/28/02

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO (844-337-4626), on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Funds at (844) 33-PIMCO (844-337-4626) and on the Funds’ website at www.pimco.com/investments. Updated portfolio holdings information about a Fund will be available at www.pimco.com/closedendfunds approximately 15 calendar days after such Fund’s most recent fiscal quarter end, and will remain accessible until such Fund files a Form N-Q or a shareholder report for the period which includes the date of the information. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	NOVEMBER 30, 2014	7

PIMCO Municipal Income Fund II	Symbol on NYSE - PML

Allocation Breakdown†

Texas	13.4%
New York	13.3%
California	13.1%
Arizona	8.1%
Illinois	5.7%
Pennsylvania	5.5%
Ohio	5.3%
Florida	5.2%
Other	30.4%

†	% of Investments, at value as of 11/30/14

Fund Information (as of November 30, 2014)(1)

Market Price	$11.90
NAV	$12.23
Premium/(Discount) to NAV	(2.70%	)
Market Price Distribution Yield (2)	6.55%
NAV Distribution Yield (2)	6.38%
Regulatory Leverage Ratio (3)	35.48%

Average Annual Total Return for the period ended November 30, 2014
	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (06/28/02)
Market Price	0.40%	20.50%	9.97%	5.21%	5.07%
NAV	5.82%	19.67%	11.44%	5.30%	5.71%

All Fund returns are net of fees and expenses.

*	Cumulative return
(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Leverage”). Total managed assets refer to total assets (including assets attributable to Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

8	PIMCO CLOSED-END FUNDS

Portfolio Insights

»

The municipal bond market generally generated positive results during the six-month reporting period ended November 30, 2014. The municipal bond market, as measured by Barclays Municipal Bond Index, posted positive returns during all six months of the reporting period. Supporting the municipal market were generally improving fundamentals, attractive valuations and falling longer-term interest rates. In addition, investor demand for municipal securities was largely solid. All told, the municipal market gained 2.45% during the six months ended November 30, 2014. In comparison, the overall taxable fixed income market, as measured by Barclays U.S. Aggregate Bond Index, gained 1.91% during the same period, while Barclays Municipal Long Bond Index (the Index) returned 3.94%.

»

The fund’s overweight duration position relative to the Index contributed to performance as municipal yields moved lower across most portions of the curve. The fund’s overweight exposures to the Revenue-Backed and Health Care sectors were beneficial for results as both sectors outperformed the municipal bond market.

»	The fund’s underweight exposures to the Transportation, Education, and Water and Sewer sectors detracted from results, as all sectors outperformed the municipal bond market.

SEMIANNUAL REPORT	NOVEMBER 30, 2014	9

PIMCO California Municipal Income Fund II	Symbol on NYSE - PCK

Allocation Breakdown†

California	93.3%
Rhode Island	2.3%
Short-Term Instruments	3.0%
New Jersey	0.7%
New York	0.7%

†	% of Investments, at value as of 11/30/14

Fund Information (as of November 30, 2014)(1)

Market Price	$9.61
NAV	$8.83
Premium/(Discount) to NAV	8.83%
Market Price Distribution Yield (2)	6.71%
NAV Distribution Yield (2)	7.30%
Regulatory Leverage Ratio (3)	41.84%

Average Annual Total Return for the period ended November 30, 2014
	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (06/28/02)
Market Price	4.61%	13.20%	10.57%	3.91%	3.85%
NAV	6.46%	23.99%	12.63%	3.58%	4.04%

All Fund returns are net of fees and expenses.

*	Cumulative return
(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Leverage”). Total managed assets refer to total assets (including assets attributable to Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

10	PIMCO CLOSED-END FUNDS

Portfolio Insights

»

The municipal bond market generally generated positive results during the six-month reporting period ended November 30, 2014. The municipal bond market, as measured by Barclays Municipal Bond Index, posted positive returns during all six months of the reporting period. Supporting the municipal market were generally improving fundamentals, attractive valuations and falling longer-term interest rates. In addition, investor demand for municipal securities was largely solid. All told, the municipal market gained 2.45% during the six months ended November 30, 2014. In comparison, the overall taxable fixed income market, as measured by Barclays U.S. Aggregate Bond Index, gained 1.91% during the same period, while Barclays AMT-Free California Long Municipal Index (the Index) returned 4.43%.

»

The fund’s overweight duration position relative to the Index contributed to performance as municipal yields moved lower across most portions of the curve. The fund’s overweight exposures to the Revenue-Backed and Health Care sectors were beneficial for results as both sectors outperformed the municipal bond market.

»

The fund’s underweight exposures to the Water and Sewer and Education sectors detracted from results, as both sectors outperformed the municipal bond market. Select exposure to the Lease-Backed sector detracted from results versus the Index.

SEMIANNUAL REPORT	NOVEMBER 30, 2014	11

PIMCO New York Municipal Income Fund II	Symbol on NYSE - PNI

Allocation Breakdown†

New York	93.9%
Ohio	3.2%
Short-Term Instruments	1.3%
Florida	0.6%
Louisiana	0.5%
Other	0.5%

†	% of Investments, at value as of 11/30/14

Fund Information (as of November 30, 2014)(1)

Market Price	$11.98
NAV	$11.35
Premium/(Discount) to NAV	5.55%
Market Price Distribution Yield (2)	6.64%
NAV Distribution Yield (2)	7.00%
Regulatory Leverage Ratio (3)	41.11%

Average Annual Total Return for the period ended November 30, 2014
	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (06/28/02)
Market Price	3.35%	23.72%	9.59%	5.16%	5.07%
NAV	7.16%	22.17%	9.76%	5.03%	5.13%

All Fund returns are net of fees and expenses.

*	Cumulative return
(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Leverage”). Total managed assets refer to total assets (including assets attributable to Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

12	PIMCO CLOSED-END FUNDS

Portfolio Insights

»

The municipal bond market generally generated positive results during the six-month reporting period ended November 30, 2014. The municipal bond market, as measured by Barclays Municipal Bond Index, posted positive returns during all six months of the reporting period. Supporting the municipal market were generally improving fundamentals, attractive valuations and falling longer-term interest rates. In addition, investor demand for municipal securities was largely solid. All told, the municipal market gained 2.45% during the six months ended November 30, 2014. In comparison, the overall taxable fixed income market, as measured by Barclays U.S. Aggregate Bond Index, gained 1.91% during the same period, while Barclays AMT-Free New York Long Municipal Bond Index (the Index) returned 4.23%.

»

The fund’s overweight duration position relative to the Index contributed to performance as municipal yields moved lower across most portions of the curve. The fund’s overweight exposures to the Revenue-Backed and Industrial Revenue sectors were beneficial for results as both sectors outperformed the municipal bond market.

»

The fund’s underweight exposure to the Water and Sewer sector detracted from results, as it outperformed the municipal bond market. Select exposure to the Special Tax and Electric Utility sectors detracted from results versus the Index.

SEMIANNUAL REPORT	NOVEMBER 30, 2014	13

Financial Highlights

Selected Per Common Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase in Net Assets Resulting from Investment Operations	Dividends on Preferred Shares from Net Investment Income	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	Distributions to Common Shareholders from Net Investment Income	Tax Basis Return of Capital
PIMCO Municipal Income Fund II
11/30/2014+	$11.94	$0.40	$0.28	$0.68	$(0.00)^	$0.68	$(0.39)	$0.00
05/31/2014	12.17	0.81	(0.25)	0.56	(0.01)	0.55	(0.78)	0.00
05/31/2013	11.91	0.82	0.23	1.05	(0.01)	1.04	(0.78)	0.00
05/31/2012	10.12	0.88	1.70	2.58	(0.01)	2.57	(0.78)	0.00
05/31/2011	10.77	0.91	(0.75)	0.16	(0.03)	0.13	(0.78)	0.00
05/31/2010	8.97	0.88	1.73	2.61	(0.03)	2.58	(0.78)	0.00

PIMCO California Municipal Income Fund II
11/30/2014+	$8.61	$0.34	$0.20	$0.54	$(0.00)^	$0.54	$(0.32)	$0.00
05/31/2014	8.93	0.68	(0.26)	0.42	(0.01)	0.41	(0.66)	(0.07)
05/31/2013	8.65	0.69	0.35	1.04	(0.01)	1.03	(0.68)	(0.07)
05/31/2012	7.38	0.71	1.32	2.03	(0.01)	2.02	(0.70)	(0.05)
05/31/2011	8.11	0.74	(0.70)	0.04	(0.02)	0.02	(0.75)	0.00
05/31/2010	7.48	0.76	0.67	1.43	(0.03)	1.40	(0.77)	0.00

PIMCO New York Municipal Income Fund II
11/30/2014+	$10.98	$0.37	$0.40	$0.77	$(0.00)^	$0.77	$(0.40)	$0.00
05/31/2014	11.32	0.75	(0.28)	0.47	(0.01)	0.46	(0.80)	0.00
05/31/2013	11.37	0.79	(0.02)	0.77	(0.02)	0.75	(0.80)	0.00
05/31/2012	10.10	0.85	1.24	2.09	(0.02)	2.07	(0.80)	0.00
05/31/2011	10.90	0.88	(0.85)	0.03	(0.03)	0.00	(0.80)	0.00
05/31/2010	9.56	0.98	1.19	2.17	(0.03)	2.14	(0.80)	0.00

+	Unaudited
*	Annualized
^	Reflects an amount rounding to less than 0.005.
(a)	Per share amounts based on average number of common shares outstanding during the year or period.
(b)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year or period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(c)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(d)

Interest expense relates to the liability for Floating Rate Notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions. See Note 5(b) in the Notes to Financial Statements for more information.

14	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

Total Distributions to Common Shareholders	Net Asset Value End of Year or Period	Market Price End of Year or Period	Total Investment Return (b)	Net Assets Applicable to Common Shareholders End of Year or Period (000s)	Ratio of Expenses to Average Net Assets (c)(d)		Ratio of Expenses to Average Net Assets Excluding Waivers (c)		Ratio of Expenses to Average Net assets Excluding Interest Expense (c)		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers (c)		Ratio of Net Investment Income to Average Net Assets (c)		Preferred Shares Asset Coverage Per Share	Portfolio Turnover Rate

$(0.39)	$12.23	$11.90	0.40%	$748,107	1.16	%*	1.16	%*	1.12	%*	1.12	%*	6.64	%*	$75,960	2%
(0.78)	11.94	12.25	7.76	730,088	1.21		1.21		1.16		1.16		7.22		74,733	16
(0.78)	12.17	12.19	3.41	741,368	1.16		1.17		1.11		1.12		6.74		75,501	16
(0.78)	11.91	12.54	28.70	722,161	1.19		1.26		1.11		1.18		8.04		74,192	26
(0.78)	10.12	10.45	1.30	610,800	1.37		1.37		1.24		1.24		8.80		66,606	21
(0.78)	10.77	11.12	25.49	645,589	1.38		1.38		1.24		1.24		8.77		68,974	6

$(0.32)	$8.83	$9.61	4.61%	$280,598	1.33	%*	1.33	%*	1.23	%*	1.23	%*	7.72	%*	$68,036	1%
(0.73)	8.61	9.52	(1.76)	273,289	1.41		1.41		1.30		1.30		8.51		66,915	14
(0.75)	8.93	10.51	11.41	282,181	1.34		1.35		1.23		1.24		7.65		68,279	13
(0.75)	8.65	10.15	19.59	272,570	1.44		1.52		1.24		1.32		8.99		66,804	25
(0.75)	7.38	9.21	7.53	231,486	1.55		1.55		1.37		1.37		9.73		60,503	15
(0.77)	8.11	9.33	16.44	252,816	1.56		1.56		1.33		1.33		9.78		63,773	9

$(0.40)	$11.35	$11.98	3.35%	$124,886	1.40	%*	1.40	%*	1.34	%*	1.34	%*	6.71	%*	$64,520	2%
(0.80)	10.98	12.01	7.83	120,520	1.51		1.51		1.45		1.45		7.30		63,139	5
(0.80)	11.32	12.01	4.14	123,685	1.42		1.43		1.33		1.34		6.78		64,140	25
(0.80)	11.37	12.29	20.97	123,667	1.45		1.53		1.36		1.44		7.86		64,135	18
(0.80)	10.10	10.92	3.03	109,256	1.55		1.55		1.44		1.44		8.46		59,574	7
(0.80)	10.90	11.42	19.92	117,161	1.53		1.53		1.43		1.43		9.51		62,073	5

SEMIANNUAL REPORT	NOVEMBER 30, 2014	15

Statements of Assets and Liabilities

(Unaudited)

November 30, 2014

(Amounts in thousands, except per share amounts)	PIMCO Municipal Income Fund II	PIMCO California Municipal Income Fund II	PIMCO New York Municipal Income Fund II
Assets:
Investments, at value
Investments in securities*	$1,149,647	$476,419	$209,744
Cash	554	567	514
Receivable for investments sold	219	0	0
Interest receivable	18,392	7,561	2,976
Other assets	38	36	18
	1,168,850	484,583	213,252

Liabilities:
Borrowings & Other Financing Transactions
Payable for floating rate notes issued	$44,388	$38,863	$8,195
Payable for investments purchased	4,322	0	0
Distributions payable to common shareholders	3,978	1,707	729
Dividends payable to preferred shareholders	5	2	1
Accrued management fees	625	256	123
Other liabilities	425	157	318
	53,743	40,985	9,366

Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 14,680, 6,520, and 3,160 shares issued and outstanding, respectively)	367,000	163,000	79,000

Net Assets Applicable to Common Shareholders	$748,107	$280,598	$124,886

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$1	$0 †	$0	†
Paid in capital	809,386	410,733	148,699
Undistributed (overdistributed) net investment income	24,554	(1,367)	835
Accumulated net realized (loss)	(195,056)	(192,094)	(43,076)
Net unrealized appreciation	109,222	63,326	18,428
	$748,107	$280,598	$124,886

Common Shares Issued and Outstanding	61,192	31,769	11,005

Net Asset Value Per Common Share	$12.23	$8.83	$11.35

Cost of Investments in Securities	$1,040,419	$413,093	$191,299

* Includes repurchase agreements of:	$0	$4,000	$0

†	Amount is less than $500.

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Operations

Six Months Ended November 30, 2014 (Unaudited)
(Amounts in thousands)	PIMCO Municipal Income Fund II	PIMCO California Municipal Income Fund II	PIMCO New York Municipal Income Fund II

Investment Income:
Interest	$28,717	$12,498	$4,965
Total Income	28,717	12,498	4,965

Expenses:
Management fees	3,682	1,486	696
Auction agent fees and commissions	288	134	66
Interest expense	162	138	37
Trustee fees and related expenses	31	12	6
Auction rate preferred shares related expenses	7	7	7
Miscellaneous expense	2	1	1
Operating expenses pre-transition (a)
Custodian and accounting agent	39	21	16
Audit and tax services	13	11	10
Shareholder communications	13	6	4
New York Stock Exchange listing	16	8	7
Transfer agent	7	6	7
Legal	5	2	1
Insurance	6	3	2
Total Expenses	4,271	1,835	860

Net Investment Income	24,446	10,663	4,105

Net Realized Gain (Loss):
Investments in securities	(57)	65	54
Net Realized Gain (Loss)	(57)	65	54

Net Change in Unrealized Appreciation:
Investments in securities	17,053	6,493	4,353
Net Change in Unrealized Appreciation	17,053	6,493	4,353
Net Gain	16,996	6,558	4,407

Net Increase in Net Assets Resulting from Investment Operations	41,442	17,221	8,512

Dividends on Preferred Shares from Net Investment Income	(189)	(84)	(40)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$41,253	$17,137	$8,472

(a)	These expenses were incurred by the Fund prior to the close of business on September 5, 2014. Subsequent to the close of business on September 5, 2014, any such operating expenses are borne by PIMCO.

SEMIANNUAL REPORT	NOVEMBER 30, 2014	17

Statements of Changes in Net Assets

	PIMCO Municipal Income Fund II
(Amounts in thousands)	Six Months Ended November 30, 2014 (Unaudited)	Year Ended May 31, 2014
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$24,446	$49,179
Net realized gain (loss)	(57)	(3,169)
Net change in unrealized appreciation (depreciation)	17,053	(11,994)
Net increase resulting from operations	41,442	34,016
Dividends on Preferred Shares from Net Investment Income	(189)	(426)
Net increase in net assets applicable to common shareholders resulting from operations	41,253	33,590

Distributions to Common Shareholders**:
From net investment income	(23,863)	(47,596)
Tax basis return of capital	0	0

Total Distributions to Common Shareholders	(23,863)	(47,596)

Common Share Transactions:
Issued as reinvestment of distributions	629	2,726

Total Increase (Decrease) in Net Assets	18,019	(11,280)

Net Assets Applicable to Common Shareholders:
Beginning of period	730,088	741,368
End of period*	$748,107	$730,088

* Including undistributed (overdistributed) net investment income of:	$24,554	$24,160

** Common Share Transactions:
Shares issued as reinvestment of distributions	52	243

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO California Municipal Income Fund II		PIMCO New York Municipal Income Fund II
Six Months Ended November 30, 2014 (Unaudited)	Year Ended May 31, 2014	Six Months Ended November 30, 2014 (Unaudited)	Year Ended May 31, 2014

$10,663	$21,384	$4,105	$8,148
65	(3,108)	54	(309)
6,493	(4,794)	4,353	(2,765)
17,221	13,482	8,512	5,074
(84)	(190)	(40)	(91)

17,137	13,292	8,472	4,983

(10,239)	(20,949)	(4,370)	(8,711)
0	(2,253)	0	0

(10,239)	(23,202)	(4,370)	(8,711)

411	1,018	264	563

7,309	(8,892)	4,366	(3,165)

273,289	282,181	120,520	123,685
$280,598	$273,289	$124,886	$120,520

$(1,367)	$(1,707)	$835	$1,140

46	113	24	54

SEMIANNUAL REPORT	NOVEMBER 30, 2014	19

Schedule of Investments PIMCO Municipal Income Fund II

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 153.7%

MUNICIPAL BONDS & NOTES 151.2%

ALABAMA 4.5%
Alabama Docks Department State Revenue Bonds, Series 2010
6.000% due 10/01/2040	$2,000	$2,297
Birmingham-Baptist Medical Centers Special Care Facilities Financing Authority, Alabama Revenue Bonds, Series 2005
5.000% due 11/15/2030	1,000	1,011
Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (b)	21,000	12,472
6.500% due 10/01/2053	16,000	18,100

		33,880

ARIZONA 12.5%
Arizona Health Facilities Authority Revenue Bonds, Series 2008
5.000% due 01/01/2035	3,500	3,735
5.500% due 01/01/2038	2,860	3,095
Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2008
5.000% due 09/01/2039	29,700	31,855
Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2010
5.250% due 10/01/2040	1,500	1,632
Pinal County, Arizona Electric District No. 3 Revenue Bonds, Series 2011
5.250% due 07/01/2036	1,750	1,972
5.250% due 07/01/2041	3,700	4,135
Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2009
5.000% due 01/01/2039 (c)	10,000	11,123
Salt Verde Financial Corp., Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2032	9,000	10,221
5.000% due 12/01/2037	22,400	25,565

		93,333

CALIFORNIA 20.1%
Bay Area Toll Authority, California Revenue Bonds, Series 2008
5.000% due 04/01/2034	1,430	1,633
Bay Area Toll Authority, California Revenue Bonds, Series 2010
5.000% due 10/01/2029	6,000	6,798
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.250% due 04/01/2048	5,000	5,697

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California Health Facilities Financing Authority Revenue Bonds, (NPFGC/IBC Insured), Series 2007
5.000% due 11/15/2042	$6,300	$6,726
California Health Facilities Financing Authority Revenue Bonds, Series 2010
5.000% due 11/15/2036	1,500	1,694
9.539% due 11/15/2036 (d)	5,000	6,320
California Health Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 08/15/2042	3,000	3,595
California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	2,875	3,526
California State General Obligation Bonds, Series 2007
5.000% due 11/01/2032	2,925	3,204
5.000% due 06/01/2037	1,590	1,712
California State General Obligation Bonds, Series 2008
5.125% due 08/01/2036	5,200	5,757
5.250% due 03/01/2038	2,500	2,728
California State General Obligation Bonds, Series 2009
6.000% due 04/01/2038	9,500	11,194
California State General Obligation Bonds, Series 2010
5.250% due 11/01/2040	5,945	6,817
5.500% due 03/01/2040	5,750	6,580
California Statewide Communities Development Authority Revenue Bonds, (FHA Insured), Series 2009
6.625% due 08/01/2029	4,890	5,950
6.750% due 02/01/2038	17,415	20,924
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.750% due 11/01/2017	1,935	2,126
California Statewide Communities Development Authority Revenue Bonds, Series 2010
5.000% due 11/01/2040	1,000	1,094
California Statewide Communities Development Authority Revenue Bonds, Series 2011
5.000% due 12/01/2041	1,000	1,103
6.000% due 08/15/2042	5,690	6,819
6.500% due 11/01/2021	630	726
Hayward Unified School District, California General Obligation Bonds, Series 2008
5.000% due 08/01/2033	2,000	2,122
Indian Wells Redevelopment Agency, California Tax Allocation Bonds, (AMBAC Insured), Series 2006
4.750% due 09/01/2034	1,500	1,532
Los Angeles Community College District, California General Obligation Bonds, (FGIC Insured), Series 2007
5.000% due 08/01/2032	2,000	2,190

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

November 30, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Department of Water & Power, California Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2039	$4,000	$4,337
Los Angeles Unified School District, California General Obligation Bonds, (AMBAC Insured), Series 2005
5.000% due 07/01/2030	5,000	5,140
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	1,750	2,395
Montebello Unified School District, California General Obligation Bonds, (AGM Insured), Series 2008
5.000% due 08/01/2033	2,000	2,208
Newport Beach, California Revenue Bonds, Series 2011
5.875% due 12/01/2030	3,000	3,818
Peralta Community College District, California General Obligation Bonds, Series 2009
5.000% due 08/01/2039	500	559
San Diego County, California Water Authority Certificates of Participation Bonds, (AGM Insured), Series 2008
5.000% due 05/01/2038	2,000	2,188
San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	3,300	3,645
Santa Clara County, California Financing Authority Revenue Bonds, (AMBAC Insured), Series 2007
5.750% due 02/01/2041	2,000	2,188
Torrance, California Revenue Bonds, Series 2010
5.000% due 09/01/2040	4,725	5,073

		150,118

COLORADO 2.3%
Aurora, Colorado Revenue Bonds, Series 2010
5.000% due 12/01/2040	5,800	6,256
Colorado Health Facilities Authority Revenue Bonds, Series 2007
5.900% due 08/01/2037	1,000	1,008
Colorado Health Facilities Authority Revenue Bonds, Series 2010
5.000% due 01/01/2040	6,045	6,628
Denver Health & Hospital Authority, Colorado Revenue Bonds, Series 2010
5.625% due 12/01/2040	1,000	1,104
Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	1,430	1,972

		16,968

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONNECTICUT 0.3%
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2011
5.000% due 07/01/2041	$1,000	$1,081
Harbor Point Infrastructure Improvement District, Connecticut Tax Allocation Bonds, Series 2010
7.875% due 04/01/2039	1,250	1,494

		2,575

FLORIDA 8.0%
Brevard County, Florida Health Facilities Authority Revenue Bonds, Series 2009
7.000% due 04/01/2039	1,000	1,171
Broward County, Florida Airport System Revenue Bonds, Series 2009
5.375% due 10/01/2029	600	689
Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2042	12,100	13,281
Broward County, Florida Water & Sewer Utility Revenue Bonds, Series 2009
5.250% due 10/01/2034 (c)	8,500	9,637
Clearwater, Florida Water & Sewer Revenue Bonds, Series 2009
5.250% due 12/01/2039	1,000	1,136
Florida Development Finance Corp. Revenue Notes, Series 2011
6.500% due 06/15/2021	320	345
Florida State General Obligation Bonds, Series 2009
5.000% due 06/01/2038 (c)	7,900	8,864
Highlands County, Florida Health Facilities Authority Revenue Bonds, Series 2005
5.000% due 11/15/2031	1,830	1,873
Highlands County, Florida Health Facilities Authority Revenue Bonds, Series 2008
5.625% due 11/15/2037	3,000	3,432
Leesburg, Florida Revenue Bonds, Series 2002
5.500% due 07/01/2032	3,000	3,001
Orlando-Orange County, Florida Expressway Authority Revenue Bonds, Series 2010
5.000% due 07/01/2040	10,000	10,987
Sarasota County, Florida Health Facilities Authority Revenue Bonds, Series 2007
5.750% due 07/01/2037	500	502
Sumter Landing Community Development District, Florida Revenue Bonds, (NPFGC Insured), Series 2005
4.750% due 10/01/2035	5,000	5,005

		59,923

See Accompanying Notes	SEMIANNUAL REPORT	NOVEMBER 30, 2014	21

Schedule of Investments PIMCO Municipal Income Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GEORGIA 0.6%
Atlanta Department of Aviation, Georgia Revenue Bonds, Series 2010
5.000% due 01/01/2040	$1,500	$1,665
Medical Center Hospital Authority, Georgia Revenue Bonds, Series 2007
5.250% due 07/01/2037	2,775	2,803

		4,468

ILLINOIS 8.8%
Chicago, Illinois Motor Fuel Tax Revenue Bonds, (AGC Insured), Series 2008
5.000% due 01/01/2038	1,250	1,331
Chicago, Illinois Special Assessment Bonds, Series 2003
6.625% due 12/01/2022	2,277	2,281
6.750% due 12/01/2032	5,406	5,415
Hillside Village, Illinois Tax Allocation Bonds, Series 2008
6.550% due 01/01/2020	3,495	3,874
7.000% due 01/01/2028	2,900	3,212
Illinois Finance Authority Revenue Bonds, Series 2007
5.750% due 05/15/2031	2,500	2,580
6.000% due 03/01/2037 ^	250	50
Illinois Finance Authority Revenue Bonds, Series 2009
5.500% due 07/01/2037 (c)	5,000	5,819
7.125% due 11/15/2037	700	842
Illinois Finance Authority Revenue Bonds, Series 2010
6.000% due 05/01/2028	2,000	2,286
Illinois Sports Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2001
5.500% due 06/15/2030	37,000	38,317

		66,007

INDIANA 0.7%
Indiana Finance Authority Revenue Bonds, Series 2009
6.000% due 08/01/2039	1,500	1,750
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2007
5.800% due 09/01/2047	990	1,002
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2011
7.500% due 09/01/2022	1,900	2,329

		5,081

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IOWA 3.4%
Iowa Finance Authority Revenue Bonds, Series 2007
6.750% due 11/15/2042	$4,500	$4,783
Iowa Finance Authority Revenue Bonds, Series 2013
5.250% due 12/01/2025	6,000	6,353
Iowa Finance Authority Revenue Bonds, Series 2014
2.000% due 05/15/2056	144	1
2.700% due 11/15/2046	769	308
Iowa Finance Authority Revenue Notes, Series 2013
5.500% due 12/01/2022	5,000	5,237
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	10,350	9,111

		25,793

KANSAS 0.2%
Kansas Development Finance Authority Revenue Bonds, Series 2009
5.750% due 11/15/2038	500	575
Manhattan, Kansas Revenue Bonds, Series 2007
5.000% due 05/15/2036	850	851

		1,426

KENTUCKY 0.1%
Kentucky Economic Development Finance Authority Revenue Bonds, Series 2010
6.375% due 06/01/2040	1,000	1,154

LOUISIANA 1.1%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series 2010
5.875% due 10/01/2040	750	861
6.000% due 10/01/2044	1,000	1,153
6.500% due 11/01/2035	450	542
Louisiana Public Facilities Authority Revenue Bonds, Series 2007
5.500% due 05/15/2047	3,300	3,470
Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	2,000	2,355

		8,381

MARYLAND 1.9%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2008
6.000% due 01/01/2043	4,050	4,274

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

November 30, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2010
6.250% due 01/01/2041	$1,400	$1,579
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2011
5.000% due 08/15/2041	2,380	2,575
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2014
5.000% due 07/01/2039	5,000	5,507

		13,935

MASSACHUSETTS 1.3%
Massachusetts Development Finance Agency Revenue Bonds, Series 2007
6.750% due 10/15/2037	4,610	4,813
Massachusetts Development Finance Agency Revenue Bonds, Series 2010
7.000% due 07/01/2042	1,000	1,131
7.625% due 10/15/2037	565	629
Massachusetts State College Building Authority Revenue Bonds, Series 2009
5.500% due 05/01/2039	2,900	3,366

		9,939

MICHIGAN 0.7%
Detroit, Michigan General Obligation Bonds, Series 2010
5.250% due 11/01/2035	1,000	1,101
Michigan Public Educational Facilities Authority Revenue Bonds, Series 2007
6.500% due 09/01/2037	800	456
Royal Oak Hospital Finance Authority, Michigan Revenue Bonds, Series 2009
8.250% due 09/01/2039	3,000	3,818

		5,375

MINNESOTA 0.4%
North Oaks, Minnesota Revenue Bonds, Series 2007
6.000% due 10/01/2033	2,640	2,835
St Louis Park, Minnesota Revenue Bonds, Series 2009
5.750% due 07/01/2039	400	447

		3,282

MISSISSIPPI 0.0%
Mississippi Development Bank Revenue Bonds, (AMBAC Insured), Series 1999
5.000% due 07/01/2024	40	40

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MISSOURI 1.5%
Lee’s Summit, Missouri Tax Allocation Bonds, Series 2011
5.625% due 10/01/2023	$530	$562
Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 11/15/2044	10,000	10,887

		11,449

NEVADA 1.4%
Clark County, Nevada General Obligation Bonds, Series 2006
4.750% due 11/01/2035 (c)	10,000	10,456

		10,456

NEW HAMPSHIRE 0.3%
New Hampshire Business Finance Authority Revenue Bonds, Series 2009
6.125% due 10/01/2039	2,000	2,237

NEW JERSEY 6.6%
Burlington County, New Jersey Bridge Commission Revenue Bonds, Series 2007
5.625% due 01/01/2038	950	975
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.000% due 05/15/2028	525	305
New Jersey Economic Development Authority Revenue Bonds, Series 2010
5.875% due 06/01/2042	2,000	2,202
New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
5.750% due 10/01/2021	4,000	4,467
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2007
5.750% due 07/01/2037	1,500	1,536
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 07/01/2037	1,500	1,792
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.500% due 07/01/2043	4,000	4,633
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2014
5.000% due 07/01/2044 (a)	4,000	4,382
New Jersey State Turnpike Authority Revenue Bonds, Series 2009
5.250% due 01/01/2040	2,000	2,229

See Accompanying Notes	SEMIANNUAL REPORT	NOVEMBER 30, 2014	23

Schedule of Investments PIMCO Municipal Income Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.625% due 06/01/2026	$1,500	$1,387
4.750% due 06/01/2034	3,300	2,499
5.000% due 06/01/2041	30,105	22,864

		49,271

NEW MEXICO 0.3%
Farmington, New Mexico Revenue Bonds, Series 2010
5.900% due 06/01/2040	2,000	2,226

NEW YORK 20.4%
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.250% due 02/15/2047	33,500	37,154
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
5.000% due 11/15/2036	3,880	4,333
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049	298	42
6.700% due 01/01/2049	825	793
New York City, New York Water & Sewer System Revenue Bonds, Series 2005
5.000% due 06/15/2037 (c)	2,830	2,898
New York City, New York Water & Sewer System Revenue Bonds, Series 2007
4.750% due 06/15/2035 (c)	4,000	4,298
New York City, New York Water & Sewer System Revenue Bonds, Series 2009
5.000% due 06/15/2039	2,000	2,229
New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035 (c)	11,505	13,797
New York Liberty Development Corp. Revenue Bonds, Series 2010
5.125% due 01/15/2044	1,000	1,106
5.625% due 07/15/2047	2,500	2,809
6.375% due 07/15/2049	1,250	1,423
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	10,000	11,125
5.750% due 11/15/2051	54,000	62,409
New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	6,000	6,108
New York State Dormitory Authority Revenue Bonds, Series 2010
5.500% due 07/01/2040	1,750	2,008

		152,532

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORTH CAROLINA 0.1%
North Carolina Medical Care Commission Revenue Bonds, Series 2006
5.100% due 10/01/2030	$550	$554

NORTH DAKOTA 0.5%
Stark County, North Dakota Revenue Bonds, Series 2007
6.750% due 01/01/2033	3,710	3,923

OHIO 8.2%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	14,100	11,541
6.500% due 06/01/2047	33,740	29,800
Hamilton County, Ohio Sales Tax Revenue Bonds, Series 2011
5.000% due 12/01/2030	3,900	4,381
Ohio Higher Educational Facility Commission Revenue Bonds, Series 2009
6.750% due 01/15/2039	1,000	1,008
Ohio State Revenue Bonds, Series 2009
5.500% due 01/01/2039	3,000	3,374
Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2048	10,000	10,919

		61,023

OREGON 0.3%
Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2009
5.500% due 07/15/2035	1,000	1,105
Oregon Department of Administrative Services State Certificates of Participation Bonds, Series 2009
5.250% due 05/01/2039	1,155	1,291

		2,396

PENNSYLVANIA 8.4%
Berks County, Pennsylvania Municipal Authority Revenue Bonds, Series 2012
5.000% due 11/01/2044	7,500	8,208
Capital Region Water, Pennsylvania Revenue Bonds, Series 2007
6.000% due 09/01/2036 ^	3,250	1,535
Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
5.625% due 07/01/2028	1,000	1,044
6.000% due 07/01/2035	670	702

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

November 30, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 12/01/2039	$500	$549
Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, (FHA Insured), Series 2010
5.375% due 08/01/2038	8,465	9,532
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2010
5.000% due 03/01/2040	400	438
6.000% due 07/01/2043	850	926
Pennsylvania Turnpike Commission Revenue Bonds, Series 2013
5.000% due 12/01/2043	10,000	10,995
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2012
5.625% due 07/01/2036	1,000	1,070
5.625% due 07/01/2042	7,000	7,450
Philadelphia, Pennsylvania General Obligation Bonds, (AGM Insured), Series 2008
5.250% due 12/15/2032	17,000	19,047
Philadelphia, Pennsylvania Water & Wastewater Revenue Bonds, Series 2009
5.250% due 01/01/2036	500	545
Westmoreland County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2010
5.125% due 07/01/2030	1,000	1,068

		63,109

RHODE ISLAND 7.5%
Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2002
6.250% due 06/01/2042	56,200	56,213

SOUTH CAROLINA 2.9%
Greenwood County, South Carolina Revenue Bonds, Series 2009
5.375% due 10/01/2039	1,000	1,100
South Carolina State Public Service Authority Revenue Bonds, Series 2013
5.500% due 12/01/2053	10,000	11,326
South Carolina State Public Service Authority Revenue Bonds, Series 2014
5.500% due 12/01/2054	8,000	9,062

		21,488

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 1.9%
Claiborne County, Tennessee Industrial Development Board Revenue Bonds, Series 2009
6.625% due 10/01/2039	$1,750	$1,940
Johnson City Health & Educational Facilities Board, Tennessee Revenue Bonds, Series 2010
6.000% due 07/01/2038	1,000	1,134
Sullivan County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2006
5.250% due 09/01/2036	500	523
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2023	3,000	3,474
5.000% due 02/01/2027	6,000	6,948

		14,019

TEXAS 20.6%
Aubrey Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2002
5.500% due 02/15/2033	130	130
Austin Trust, Texas General Obligation Bonds, Series 2007
4.750% due 04/01/2036 (c)	17,500	18,332
Dallas, Texas Revenue Bonds, (AGC Insured), Series 2009
5.250% due 08/15/2038	2,500	2,764
Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	21,000	23,022
Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
5.250% due 10/01/2029	3,750	4,353
5.500% due 10/01/2039	12,700	14,336
HFDC of Central Texas, Inc. Revenue Bonds, Series 2006
5.500% due 02/15/2037	700	704
North Harris County, Texas Regional Water Authority Revenue Bonds, Series 2008
5.250% due 12/15/2033	10,300	11,570
5.500% due 12/15/2038	10,300	11,686
North Texas Tollway Authority Revenue Bonds, Series 2008
5.625% due 01/01/2033	5,000	5,529
5.750% due 01/01/2033	1,200	1,329
North Texas Tollway Authority Revenue Bonds, Series 2011
5.000% due 01/01/2038	5,750	6,228
5.500% due 09/01/2041	1,300	1,515
San Juan Higher Education Finance Authority, Texas Revenue Bonds, Series 2010
6.700% due 08/15/2040	250	299

See Accompanying Notes	SEMIANNUAL REPORT	NOVEMBER 30, 2014	25

Schedule of Investments PIMCO Municipal Income Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	$3,000	$3,489
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	19,380	23,995
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2012
5.000% due 12/15/2026	5,000	5,566
Texas State General Obligation Bonds, Series 2005
4.750% due 04/01/2035 (c)	10,025	10,302
Texas State General Obligation Bonds, Series 2010
9.038% due 04/01/2037 (d)	5,365	6,369
Texas State Public Finance Authority Charter School Finance Corp. Revenue Bonds, Series 2007
5.875% due 12/01/2036	1,000	1,099
Wise County, Texas Revenue Bonds, Series 2011
8.000% due 08/15/2034	1,000	1,186

		153,803

VIRGINIA 0.3%
Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 05/15/2035	1,000	1,147
James City County, Virginia Economic Development Authority Revenue Bonds, Series 2013
2.000% due 10/01/2048 ^	412	13
6.000% due 06/01/2043	1,273	1,191

		2,351

WASHINGTON 2.3%
Washington Health Care Facilities Authority Revenue Bonds, (AGC Insured), Series 2008
6.000% due 08/15/2039	1,300	1,537
Washington Health Care Facilities Authority Revenue Bonds, Series 2007
6.125% due 08/15/2037	13,000	14,287
Washington Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	1,000	1,264

		17,088

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.6%
West Virginia Economic Development Authority Revenue Bonds, Series 2010
5.375% due 12/01/2038	$2,000	$2,201
West Virginia Hospital Finance Authority Revenue Bonds, Series 2011
9.125% due 10/01/2041	1,955	2,156

		4,357

WISCONSIN 0.2%
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.625% due 02/15/2039	1,000	1,178

Total Municipal Bonds & Notes (Cost $1,022,123)		1,131,351

SHORT-TERM INSTRUMENTS 2.5%

SHORT-TERM NOTES 2.5%
Federal Home Loan Bank
0.066% due 03/25/2015	4,500	4,499
0.091% due 03/13/2015	7,000	6,998
0.096% due 03/06/2015	6,800	6,799

		18,296

Total Short-Term Instruments (Cost $18,296)		18,296

Total Investments in Securities (Cost $1,040,419)		1,149,647

Total Investments 153.7% (Cost $1,040,419)		$1,149,647

Preferred Shares (49.1%)		(367,000)

Other Assets and Liabilities, net (4.6%)		(34,540)

Net Assets Applicable to Common Shareholders 100.0%		$748,107

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

^	Security is in default.
(a)	When-issued security.
(b)	Security becomes interest bearing at a future date.
(c)	Residual Interest Bonds held in trust—Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

November 30, 2014

(d)	Inverse Floater—The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on November 30, 2014.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of November 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 11/30/2014
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$33,880	$0	$33,880
Arizona	0	93,333	0	93,333
California	0	150,118	0	150,118
Colorado	0	16,968	0	16,968
Connecticut	0	2,575	0	2,575
Florida	0	59,923	0	59,923
Georgia	0	4,468	0	4,468
Illinois	0	66,007	0	66,007
Indiana	0	5,081	0	5,081
Iowa	0	25,793	0	25,793
Kansas	0	1,426	0	1,426
Kentucky	0	1,154	0	1,154
Louisiana	0	8,381	0	8,381
Maryland	0	13,935	0	13,935
Massachusetts	0	9,939	0	9,939
Michigan	0	5,375	0	5,375
Minnesota	0	3,282	0	3,282
Mississippi	0	40	0	40
Missouri	0	11,449	0	11,449
Nevada	0	10,456	0	10,456
New Hampshire	0	2,237	0	2,237
New Jersey	0	49,271	0	49,271
New Mexico	0	2,226	0	2,226
New York	0	151,697	835	152,532
North Carolina	0	554	0	554
North Dakota	0	3,923	0	3,923
Ohio	0	61,023	0	61,023
Oregon	0	2,396	0	2,396
Pennsylvania	0	63,109	0	63,109
Rhode Island	0	56,213	0	56,213
South Carolina	0	21,488	0	21,488
Tennessee	0	14,019	0	14,019
Texas	0	153,803	0	153,803
Virginia	0	2,351	0	2,351
Washington	0	17,088	0	17,088
West Virginia	0	4,357	0	4,357
Wisconsin	0	1,178	0	1,178
Short-Term Instruments
Short-Term Notes	0	18,296	0	18,296

Total Investments	$0	$1,148,812	$835	$1,149,647

There were no significant transfers between Level 1, 2, and 3 during the period ended November 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	NOVEMBER 30, 2014	27

Schedule of Investments PIMCO California Municipal Income Fund II

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 169.8%

MUNICIPAL BONDS & NOTES 164.7%

CALIFORNIA 158.5%
Alhambra, California Revenue Bonds, Series 2010
7.625% due 01/01/2040	$2,000	$2,179
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.875% due 06/01/2043	1,800	1,800
California County Tobacco Securitization Agency Revenue Bonds, Series 2006
5.600% due 06/01/2036	1,500	1,312
California Health Facilities Financing Authority Revenue Bonds, (NPFGC/IBC Insured), Series 2007
5.000% due 11/15/2042	4,220	4,505
California Health Facilities Financing Authority Revenue Bonds, Series 2007
5.250% due 11/15/2046 (a)	12,195	13,064
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.250% due 11/15/2040	3,700	4,269
California Health Facilities Financing Authority Revenue Bonds, Series 2009
5.750% due 09/01/2039	250	285
6.000% due 07/01/2039	3,000	3,422
6.500% due 11/01/2038	500	612
California Health Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 08/15/2035	1,000	1,115
California Health Facilities Financing Authority Revenue Bonds, Series 2012
5.000% due 11/15/2034	1,000	1,080
5.000% due 11/15/2040	4,000	4,424
5.000% due 08/15/2051	8,755	9,628
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2008
5.250% due 02/01/2038	175	190
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
5.000% due 02/01/2039	10,000	11,109
California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	1,130	1,386
California Pollution Control Financing Authority Revenue Bonds, Series 2010
5.250% due 08/01/2040	1,500	1,616
California State General Obligation Bonds, Series 2006
5.000% due 09/01/2031	2,500	2,680
California State General Obligation Bonds, Series 2009
6.000% due 04/01/2038	10,000	11,783

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State General Obligation Bonds, Series 2013
5.000% due 11/01/2043	$7,000	$7,895
California State Public Works Board Revenue Bonds, Series 2008
5.000% due 03/01/2033	7,915	9,027
California State Public Works Board Revenue Bonds, Series 2009
5.750% due 10/01/2030	3,000	3,555
6.000% due 11/01/2034	2,000	2,364
California State Public Works Board Revenue Bonds, Series 2011
5.000% due 12/01/2029	2,000	2,282
California State Public Works Board Revenue Bonds, Series 2013
5.000% due 03/01/2038	2,500	2,782
California Statewide Communities Development Authority Revenue Bonds, (FGIC Insured), Series 2007
5.750% due 07/01/2047	3,700	4,106
California Statewide Communities Development Authority Revenue Bonds, (FHA Insured), Series 2009
6.625% due 08/01/2029	2,135	2,598
6.750% due 02/01/2038	7,860	9,444
California Statewide Communities Development Authority Revenue Bonds, Series 2006
5.000% due 11/01/2029	500	504
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.150% due 07/01/2030	250	252
5.250% due 07/01/2042	1,250	1,234
California Statewide Communities Development Authority Revenue Bonds, Series 2008
5.250% due 11/15/2048	5,490	5,941
5.500% due 07/01/2031	3,040	3,378
California Statewide Communities Development Authority Revenue Bonds, Series 2010
7.000% due 07/01/2040	3,760	4,191
7.500% due 06/01/2042	1,000	1,113
California Statewide Communities Development Authority Revenue Bonds, Series 2011
6.000% due 08/15/2042	5,600	6,711
California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	9,705	10,684
5.375% due 05/15/2038	4,500	5,030
Chabot-Las Positas Community College District, California General Obligation Bonds, (AMBAC Insured), Series 2006
0.000% due 08/01/2036	17,305	5,885
0.000% due 08/01/2037	5,000	1,613
0.000% due 08/01/2043	15,000	3,555

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

November 30, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	$1,000	$1,188
Coronado Community Development Agency, California Tax Allocation Bonds, (AMBAC Insured), Series 2005
4.875% due 09/01/2035	8,685	8,926
Desert Community College District, California General Obligation Bonds, (AGM Insured), Series 2007
0.000% due 08/01/2046	25,000	4,726
Desert Community College District, California General Obligation Bonds, (AGM Insured), Series 2009
9.519% due 08/01/2032 (b)	6,035	7,134
Fremont Community Facilities District No. 1, California Special Tax Bonds, Series 2005
5.300% due 09/01/2030	1,440	1,447
Golden State, California Tobacco Securitization Corp. Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 06/01/2045	13,885	14,172
Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2045	6,000	6,124
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2005
5.000% due 06/01/2045	3,500	3,572
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	8,500	6,493
5.750% due 06/01/2047	37,415	31,365
Imperial Irrigation District, California Revenue Bonds, Series 2011
5.000% due 11/01/2041	4,500	4,971
Irvine Unified School District, California Special Tax Bonds, Series 2010
6.700% due 09/01/2035	515	619
JPMorgan Chase Putters/Drivers Trust, California Revenue Bonds, Series 2009
5.000% due 07/01/2037 (a)	5,000	5,494
JPMorgan Chase Putters/Drivers Trust, California Revenue Bonds, Series 2010
9.489% due 05/15/2034 (b)	7,500	9,080
JPMorgan Chase Putters/Drivers Trust, California Revenue Notes, Series 2009
5.000% due 04/01/2039 (a)	20,000	22,845
Lancaster Redevelopment Agency, California Tax Allocation Bonds, Series 2009
6.875% due 08/01/2039	1,000	1,228
Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2037	7,500	9,153

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Long Beach Unified School District, California General Obligation Bonds, Series 2009
5.250% due 08/01/2033 (a)	$10,000	$11,344
Long Beach, California Airport System Revenue Bonds, Series 2010
5.000% due 06/01/2040	500	532
Los Angeles Community College District, California General Obligation Bonds, Series 2009
14.038% due 08/01/2033 (b)	4,000	5,346
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2005
4.750% due 07/01/2030 (a)	15,000	15,335
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2012
5.000% due 07/01/2036	3,000	3,439
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2014
5.000% due 07/01/2043	3,000	3,405
Los Angeles Unified School District, California General Obligation Bonds, Series 2009
5.000% due 01/01/2034	11,000	12,447
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	7,175	9,819
Manteca Redevelopment Agency, California Tax Allocation Bonds, (AMBAC Insured), Series 2004
5.000% due 10/01/2036	10,000	10,078
Oakland Unified School District/Alameda County, California General Obligation Bonds, Series 2009
6.125% due 08/01/2029	5,000	5,679
Palomar Health, California Certificates of Participation Bonds, Series 2009
6.750% due 11/01/2039	4,750	5,078
Placentia-Yorba Linda Unified School District, California Certificates of Participation Bonds, (FGIC Insured), Series 2006
5.000% due 10/01/2032	10,000	10,317
Poway Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2040	11,000	3,538
0.000% due 08/01/2046	16,000	3,779
Ross Valley School District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2042	1,375	1,549
San Diego Community College District, California General Obligation Notes, Series 2009
10.054% due 02/01/2017 (b)	5,000	6,469
San Diego Public Facilities Financing Authority Sewer, California Revenue Bonds, Series 2009
5.250% due 05/15/2039	1,000	1,142
San Diego Public Facilities Financing Authority Water, California Revenue Bonds, Series 2009
5.250% due 08/01/2038	4,000	4,470

See Accompanying Notes	SEMIANNUAL REPORT	NOVEMBER 30, 2014	29

Schedule of Investments PIMCO California Municipal Income Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Diego Regional Building Authority, California Revenue Bonds, Series 2009
5.375% due 02/01/2036	$2,800	$3,150
San Diego Unified School District, California General Obligation Bonds, (AGM Insured), Series 2005
4.750% due 07/01/2027	2,800	2,901
San Francisco, California City & County Certificates of Participation Bonds, Series 2009
5.250% due 04/01/2031	300	339
San Jose, California Hotel Tax Revenue Bonds, Series 2011
6.500% due 05/01/2036	1,000	1,225
San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	1,300	1,436
Santa Cruz County, California Certificates of Participation Bonds, Series 2002
5.250% due 08/01/2032	1,260	1,264
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	1,500	1,757
Torrance, California Revenue Bonds, Series 2010
5.000% due 09/01/2040	3,100	3,328
Turlock Irrigation District, California Revenue Bonds, Series 2011
5.500% due 01/01/2041	1,700	1,947
Tustin Unified School District, California Special Tax Bonds, Series 2010
6.000% due 09/01/2040	1,000	1,115
Washington Township Health Care District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2043	3,000	3,294

		444,662

NEW JERSEY 1.2%
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	1,300	985
5.000% due 06/01/2041	3,000	2,278

		3,263

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 1.1%
New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	$1,250	$1,499
TSASC, Inc., New York Revenue Bonds, Series 2006
5.000% due 06/01/2034	1,900	1,595

		3,094

RHODE ISLAND 3.9%
Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2002
6.250% due 06/01/2042	11,000	11,003

Total Municipal Bonds & Notes (Cost $398,696)		462,022

SHORT-TERM INSTRUMENTS 5.1%

REPURCHASE AGREEMENTS (c) 1.4%
		4,000

SHORT-TERM NOTES 3.7%
Fannie Mae
0.071% due 04/27/2015	2,200	2,199
Federal Home Loan Bank
0.091% due 03/13/2015	8,200	8,198

		10,397

Total Short-Term Instruments (Cost $14,397)		14,397

Total Investments in Securities (Cost $413,093)		476,419

Total Investments 169.8% (Cost $413,093)		$476,419

Preferred Shares (58.1%)		(163,000)

Other Assets and Liabilities, net (11.7%)		(32,821)

Net Assets Applicable to Common Shareholders 100.0%		$280,598

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a)	Residual Interest Bonds held in trust—Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.
(b)	Inverse Floater—The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on November 30, 2014.

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

November 30, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
JPS	0.170%	11/28/2014	12/01/2014	$4,000	Federal Farm Credit Bank 0.175% due 03/29/2017	$(4,094)	$4,000	$4,000

Total Repurchase Agreements						$(4,094)	$4,000	$4,000

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of November 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
JPS	$4,000	$0	$0	$0	$4,000	$ (4,094)	$ (94)

Total Borrowings and Other Financing Transactions	$4,000	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of November 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 11/30/2014
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$444,662	$0	$444,662
New Jersey	0	3,263	0	3,263
New York	0	3,094	0	3,094
Rhode Island	0	11,003	0	11,003
Short-Term Instruments
Repurchase Agreements	0	4,000	0	4,000
Short-Term Notes	0	10,397	0	10,397

Total Investments	$0	$476,419	$0	$476,419

There were no significant transfers between Level 1, 2, and 3 during the period ended November 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	NOVEMBER 30, 2014	31

Schedule of Investments PIMCO New York Municipal Income Fund II

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 167.9%

MUNICIPAL BONDS & NOTES 165.7%

FLORIDA 0.9%
Clearwater, Florida Water & Sewer Revenue Bonds, Series 2009
5.250% due 12/01/2039	$1,000	$1,136

LOUISIANA 0.9%
East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2009
5.250% due 02/01/2039	1,000	1,115

NEW YORK 157.7%
Build NYC Resource Corp., New York Revenue Bonds, Series 2014
5.000% due 06/01/2038	1,000	1,139
Chautauqua Industrial Development Agency, New York Revenue Bonds, Series 2009
5.875% due 04/01/2042	1,000	1,114
Erie County, New York Industrial Development Agency Revenue Bonds, Series 2006
6.000% due 11/15/2036	150	153
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	9,000	10,341
JPMorgan Chase Putters/Drivers Trust, New York Revenue Bonds, Series 2009
9.500% due 07/01/2033 (b)	5,000	6,348
Long Island Power Authority, New York Revenue Bonds, (AMBAC Insured), Series 2004
5.000% due 09/01/2034	125	125
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2009
5.000% due 11/15/2034	2,000	2,264
5.500% due 11/15/2039	5,000	5,721
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2030	2,100	2,421
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2043	3,000	3,315
Monroe County Industrial Development Corp., New York Revenue Bonds, (FHA Insured), Series 2010
5.500% due 08/15/2040	3,500	3,994
Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,750	1,960
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049	650	91
6.700% due 01/01/2049	1,800	1,730

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nassau County, New York Tobacco Settlement Corp. Revenue Bonds, Series 2006
5.125% due 06/01/2046	$4,000	$3,191
New York City, New York General Obligation Bonds, Series 2013
5.000% due 08/01/2031	2,000	2,321
New York City, New York Health & Hospital Corp. Revenue Bonds, Series 2010
5.000% due 02/15/2030	1,500	1,663
New York City, New York Industrial Development Agency Revenue Bonds, (AGC Insured), Series 2009
6.500% due 01/01/2046	1,500	1,742
7.000% due 03/01/2049	4,900	5,957
New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 03/01/2031	750	774
New York City, New York Industrial Development Agency Revenue Bonds, (NPFGC Insured), Series 2006
5.000% due 03/01/2036	1,900	1,959
New York City, New York Industrial Development Agency Revenue Bonds, Series 2005
5.000% due 09/01/2035	1,415	1,446
New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2009
5.250% due 01/15/2039	5,000	5,610
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 1999
5.000% due 11/01/2027	5	5
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2012
5.000% due 05/01/2039	4,850	5,452
New York City, New York Water & Sewer System Revenue Bonds, Series 2009
5.000% due 06/15/2039	500	557
5.250% due 06/15/2040	1,000	1,129
New York City, New York Water & Sewer System Revenue Bonds, Series 2013
5.000% due 06/15/2047	1,000	1,115
New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035 (a)	6,350	7,615
New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	3,500	4,281
New York Liberty Development Corp. Revenue Bonds, Series 2010
5.125% due 01/15/2044	1,500	1,658
5.625% due 07/15/2047	1,400	1,573
6.375% due 07/15/2049	1,300	1,480

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

November 30, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	$3,000	$3,338
5.750% due 11/15/2051	10,000	11,557
New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	2,000	2,036
New York State Dormitory Authority Revenue Bonds, (AMBAC Insured), Series 2005
5.500% due 05/15/2031	7,490	9,827
New York State Dormitory Authority Revenue Bonds, (Radian Insured), Series 2005
5.000% due 12/01/2035	5,000	5,231
New York State Dormitory Authority Revenue Bonds, Series 2006
5.000% due 07/01/2035	2,750	2,899
New York State Dormitory Authority Revenue Bonds, Series 2007
5.625% due 07/01/2037	1,000	1,071
New York State Dormitory Authority Revenue Bonds, Series 2008
5.000% due 07/01/2036	2,000	2,172
5.000% due 07/01/2038	2,100	2,308
New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 03/15/2038	3,000	3,340
5.500% due 05/01/2037	600	669
5.500% due 03/01/2039	3,000	3,404
New York State Dormitory Authority Revenue Bonds, Series 2010
5.500% due 07/01/2040	1,000	1,147
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 07/01/2031	2,000	2,214
5.500% due 07/01/2036	1,500	1,769
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 07/01/2042	2,500	2,785
New York State Environmental Facilities Corp. Revenue Bonds, Series 2009
5.125% due 06/15/2038	5,000	5,651
New York State Thruway Authority Revenue Bonds, (AGM Insured), Series 2005
4.750% due 01/01/2029	1,000	1,023
New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 01/01/2042	3,800	4,174
New York State Urban Development Corp. Revenue Bonds, Series 2009
5.000% due 03/15/2036 (a)	6,000	6,709
Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
5.250% due 05/15/2034	500	561
5.250% due 05/15/2040	500	553

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Onondaga County, New York Revenue Bonds, Series 2011
5.000% due 12/01/2036	$1,000	$1,119
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
6.000% due 12/01/2036	1,400	1,667
Triborough Bridge & Tunnel Authority, New York Revenue Notes, Series 2009
5.250% due 11/15/2034 (a)	5,000	5,649
Troy Capital Resource Corp., New York Revenue Bonds, Series 2010
5.125% due 09/01/2040	3,435	3,772
TSASC, Inc., New York Revenue Bonds, Series 2006
5.000% due 06/01/2026	7,000	6,850
5.000% due 06/01/2034	5,000	4,197
5.125% due 06/01/2042	1,000	811
Ulster County, New York Industrial Development Agency Revenue Bonds, Series 2007
6.000% due 09/15/2037	1,815	1,678
Warren & Washington Counties Industrial Development Agency, New York Revenue Bonds, (AGM Insured), Series 2003
5.000% due 12/01/2035	2,000	2,002
Westchester County Healthcare Corp., New York Revenue Bonds, Series 2010
6.125% due 11/01/2037	1,490	1,726
Westchester County, New York Local Development Corp. Revenue Bonds, Series 2014
5.500% due 05/01/2042	1,000	1,119
Yonkers Economic Development Corp., New York Revenue Bonds, Series 2010
6.000% due 10/15/2030	1,000	1,060
Yonkers Industrial Development Agency, New York Revenue Bonds, Series 2001
6.000% due 06/01/2041	600	667

		196,999

OHIO 5.3%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	7,450	6,580

U.S. VIRGIN ISLANDS 0.9%
Virgin Islands Public Finance Authority, U.S. Virgin Islands Revenue Bonds, Series 2009
6.000% due 10/01/2039	1,000	1,115

Total Municipal Bonds & Notes (Cost $188,500)		206,945

See Accompanying Notes	SEMIANNUAL REPORT	NOVEMBER 30, 2014	33

Schedule of Investments PIMCO New York Municipal Income Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.2%

SHORT-TERM NOTES 2.2%
Federal Home Loan Bank
0.091% due 03/13/2015	$2,800	$2,799

Total Short-Term Instruments (Cost $2,799)		2,799

Total Investments in Securities (Cost $191,299)		209,744

Total Investments 167.9% (Cost $191,299)		$209,744

Preferred Shares (63.2%)		(79,000)

Other Assets and Liabilities, net (4.7%)		(5,858)

Net Assets Applicable to Common Shareholders 100.0%		$124,886

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a)	Residual Interest Bonds held in trust—Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.
(b)	Inverse Floater—The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on November 30, 2014.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of November 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 11/30/2014
Investments in Securities, at Value
Municipal Bonds & Notes
Florida	$0	$1,136	$0	$1,136
Louisiana	0	1,115	0	1,115
New York	0	195,178	1,821	196,999
Ohio	0	6,580	0	6,580
U.S. Virgin Islands	0	1,115	0	1,115
Short-Term Instruments
Short-Term Notes	0	2,799	0	2,799

Total Investments	$0	$207,923	$1,821	$209,744

There were no significant transfers between Level 1 and 2 during the period ended November 30, 2014.

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

November 30, 2014

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended November 30, 2014:

Category and Subcategory	Beginning Balance at 05/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 11/30/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 11/30/2014 (1)
Investments in Securities, at Value
Municipal Bonds & Notes
New York	$0	$2,450	$0	$(3)	$0	$(626)	$0	$0	$1,821	$(626)

Totals	$0	$2,450	$0	$(3)	$0	$(626)	$0	$0	$1,821	$(626)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 11/30/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Municipal Bonds & Notes
New York	$1,730	Market Comparable Companies	Credit Rating	B- to B
			Yield	5.87 to 6.54
	91	Other Valuation Techniques (2)	—	—

Total	$1,821

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at November 30, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	NOVEMBER 30, 2014	35

Notes to Financial Statements

1. ORGANIZATION

PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II, (each a “Fund” and collectively the “Funds”) were organized as Massachusetts business trusts on March 29, 2002 as closed-end management investment companies registered under the Investment Company Act of 1940, as amended and the rules and regulations thereunder (the “Act”). PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II are classified and managed as non-diversified Funds and PIMCO Municipal Income Fund II is classified and managed as a diversified Fund. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Prior to the close of business on September 5, 2014, Allianz Global Investors Fund Management LLC (“AGIFM”) and PIMCO served as the Funds’ investment manager and sub-adviser, respectively. Effective at the close of business on September 5, 2014, each Fund entered into a new investment management agreement (the “Agreement”) with PIMCO, pursuant to which PIMCO replaced AGIFM as the investment manager to the Funds. Under the Agreement, PIMCO continues to provide the day-to-day portfolio management services it provided to each Fund as its sub-adviser and also assumed responsibility for providing the supervisory and administrative services previously provided by AGIFM to each Fund as its investment manager. PIMCO personnel have replaced AGIFM personnel as Fund officers and in other roles to provide and oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of each Fund. Please see “Fees and Expenses” below for additional information.

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations.

36	PIMCO CLOSED-END FUNDS

(Unaudited)

November 30, 2014

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Distributions—Common Shares  The Funds intend to declare distributions from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of distributions.

(c) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes

SEMIANNUAL REPORT	NOVEMBER 30, 2014	37

Notes to Financial Statements (Cont.)

known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of each Fund. The Board has formed a Valuation Committee, whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Funds’ valuation policies, determine in good faith the fair value of the Funds’ portfolio holdings after consideration of all relevant factors, including recommendations provided by the Manager. The Board has delegated responsibility for applying the valuation methods to the Manager. The Manager monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Manager pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager, PIMCO, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Manager monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time, and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While each Fund’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds

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cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments of each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

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Notes to Financial Statements (Cont.)

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Market comparable companies valuation estimates fair value by using an internal model that utilizes comparable companies’ inputs such as the company’s credit rating, debt to equity ratios, market multiples derived from earnings before interest, taxes, depreciation and amortization (“EBITDA”), manager assumptions regarding such comparable companies and requested non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National

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Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 6, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Tender Option Bond/Residual Interest Bonds  The Funds may leverage their assets through the use of tender option bond transactions. In a tender option bond transaction, a Fund sells a fixed-rate municipal bond (a “Fixed Rate Bond”) to a broker who places the Fixed Rate Bond in a special purpose trust (a “Trust”) from which floating rate bonds (“Floating Rate Notes”) and residual

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Notes to Financial Statements (Cont.)

interest bonds (“RIBs” or “Inverse Floaters”) are issued. The Fund simultaneously with selling the Fixed Rate Bond, or within a short period of time, purchases the Inverse Floaters issued by the Trust from the broker. The Floating Rate Notes are sold to third-party investors. The cash received by the Trust from the sale of the Floating Rate Notes, less transaction expenses, is paid to the Fund that contributed the Fixed Rate Bond to the Trust. The Fund may then invest this cash in additional securities, generating leverage for the Fund.

The Inverse Floaters held by a Fund provide the Fund with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Fund, thereby collapsing the Trust. The Trust may also be collapsed without the consent of a Fund, as the RIB holder, upon the occurrence of certain termination events as defined in the Trust agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the Trust to obtain renewal of the liquidity support agreement, a substantial decline in market value of the Fixed Rate Bond or a judgment or ruling that interest on the Fixed Rate Bond is subject to federal income taxation. Upon the occurrence of a termination event, the Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the Floating Rate Notes up to par plus accrued interest owed on the Floating Rate Notes, with the balance paid out to the RIB holder.

The Funds account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the Floating Rate Notes as a liability under the caption “Payable for Floating Rate Notes issued” in the Funds’ Statements of Assets and Liabilities.

The Funds may also invest in Inverse Floaters without transferring a fixed rate municipal bond into a Trust, which are not accounted for as secured borrowings.

The interest rates payable on the Inverse Floaters purchased by a Fund bear an inverse relationship to the interest rate on another security or the value of an index. The Inverse Floaters are created by dividing the income stream provided by the Fixed Rate Bond to create two securities, the Floating Rate Notes, which are short-term securities and the Inverse Floaters, which are long-term securities. The interest rate on the Floating Rate Notes is reset by an index or auction process typically every 7 to 35 days. After income is paid on the Floating Rate Notes at current rates, the residual income from the underlying bond(s) goes to the Inverse Floater. Therefore, rising short-term rates result in lower income for the Inverse Floater, and vice versa. The Inverse Floater may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the Inverse Floater holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying Fixed Rate Bond’s value. Investments in Inverse Floaters typically will involve greater risk than investments in Fixed Rate Bonds.

PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, and PIMCO New York Municipal Income Fund II had average leverage outstanding from the use of tender option bond transactions during the period ended November 30, 2014 of (in thousands): $44,317, $38,099, and $8,186 respectively, at weighted average interest rates of 0.72%, 0.71% and 0.89%, respectively.

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6. PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate risk.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value.

The market values of securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets,

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Notes to Financial Statements (Cont.)

which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Manager minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Funds are subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback

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transactions between the Funds and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

7. FEES AND EXPENSES

Management Fee  Effective at the close of business on September 5, 2014, each Fund entered into an Investment Management Agreement with PIMCO (previously defined as the “Agreement”). Pursuant to the Agreement, subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, will provide or cause to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party services providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at an annual rate of 0.685% of PIMCO Municipal Income Fund II’s average daily net assets, inclusive of net assets attributable to any preferred shares that were outstanding, 0.705% of PIMCO California Municipal Income Fund II’s average daily net assets, inclusive of net assets attributable to any preferred shares that were outstanding and 0.735% of PIMCO New York Municipal Income Fund II’s average daily net assets, inclusive of net assets attributable to any preferred shares that were outstanding. Management fees paid to PIMCO subsequent to the close of business on September 5, 2014 to November 30, 2014 for PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II were $1,791,492, $733,581 and $351,567 respectively.

Prior to the close of business on September 5, 2014, AGIFM served as the investment manager to each Fund and received annual fees, payable monthly, at an annual rate of 0.65% of each Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that were outstanding. Prior to the close of business on September 5, 2014, AGIFM retained PIMCO as sub-adviser to manage the Funds’ investments. AGIFM, and not the Funds, paid a portion of the fees it received as investment manager to PIMCO in return for its services. Management fees paid to AGIFM from May 1, 2014 to the close of business on September 5, 2014 for PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II were $1,890,782, $752,093 and $344,082, respectively.

Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates;

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Notes to Financial Statements (Cont.)

(ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled investment vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with generally accepted accounting principles.

Prior to the close of business on September 5, 2014, in addition to the management fee paid to AGIFM, as described above, each Fund directly had borne expenses for other administrative services and costs, including expenses associated with various third-party service providers, such as audit, custodial, legal, transfer agency, printing and other services the Funds require. Effective beginning at the close of business on September 5, 2014, PIMCO (and not the Funds) bears such expenses with respect to each Fund pursuant to its management fee arrangements under the Agreement described above under “Management Fee.”

Each of the Independent Trustees of the Funds also serves as a trustee of a number of other closed- end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Managed Accounts Trust, an open-end investment company with multiple series for which PIMCO serves as investment manager (“PMAT” and, together with the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which AGIFM serves as investment adviser.

Prior to the close of business on September 5, 2014, including during the period of this report, each of the PIMCO-Managed Funds and Allianz-Managed Funds held joint meetings of their Boards of

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Trustees whenever possible, and each Trustee, other than any Trustee who was a director, officer, partner or employee of PIMCO, AGIFM or any entity controlling, controlled by or under common control with PIMCO or AGIFM, received annual compensation of $250,000 for service on the Boards of all of the PIMCO-Managed Funds and Allianz-Managed Funds, payable quarterly. The Independent Chairman of the Boards received an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman received an additional $50,000 annually, payable quarterly. Trustees were also reimbursed for meeting-related expenses.

During periods prior to September 5, 2014, each Trustee’s compensation and other costs in connection with joint meetings were allocated among the PIMCO-Managed Funds and Allianz- Managed Funds, as applicable, on the basis of fixed percentages as between such groups of Funds. Trustee compensation and other costs were then further allocated pro rata among the individual funds within each grouping based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.

Subsequent to September 5, 2014, in connection with the new investment management agreement between the PIMCO-Managed Funds and PIMCO and the termination of the investment management agreement between the PIMCO-Managed Funds and AGIFM, each of the PIMCO- Managed Funds began holding, and are expected to continue to hold, joint meetings of their Boards of Trustees whenever possible, but will generally no longer hold joint meetings with the Allianz- Managed Funds. Under the new Board structure, each Independent Trustee currently receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO- Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as between PMAT and the PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping based on each such fund’s relative net assets.

8. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 7 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is

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Notes to Financial Statements (Cont.)

effected at the current market price. During the period ended November 30, 2014, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Portfolio Name	Purchases	Sales
PIMCO Municipal Income Fund II	$267	$0
PIMCO California Municipal Income Fund II	1,295	0
PIMCO New York Municipal Income Fund II	3,175	0

9. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended November 30, 2014, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Municipal Income Fund II	$0	$0	$36,641	$19,443
PIMCO California Municipal Income Fund II	0	0	6,126	10,535
PIMCO New York Municipal Income Fund II	0	0	9,350	4,475

11. AUCTION-RATE PREFERRED SHARES

Each series of Auction-Rate Preferred Shares (“ARPS”) outstanding of each Fund has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically re-set every seven days. Distributions of net realized capital gains, if any, are paid annually.

48	PIMCO CLOSED-END FUNDS

(Unaudited)

November 30, 2014

For the six months ended November 30, 2014, the annualized dividend rates on the ARPS ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of November 30, 2014

PIMCO Municipal Income Fund II
Series A	2,936	0.144%	0.077%	0.110%
Series B	2,936	0.144%	0.077%	0.110%
Series C	2,936	0.144%	0.066%	0.099%
Series D	2,936	0.144%	0.077%	0.099%
Series E	2,936	0.133%	0.083%	0.099%

PIMCO California Municipal Income Fund II
Series A	1,304	0.144%	0.077%	0.110%
Series B	1,304	0.144%	0.077%	0.110%
Series C	1,304	0.144%	0.066%	0.099%
Series D	1,304	0.144%	0.077%	0.099%
Series E	1,304	0.133%	0.083%	0.099%

PIMCO New York Municipal Income Fund II
Series A	1,580	0.144%	0.066%	0.099%
Series B	1,580	0.133%	0.083%	0.099%

Each Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders of a Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund but vote separately as a class to elect two Trustees of such Fund and on certain matters adversely affecting the rights of the ARPS.

Since mid-February 2008, holders of ARPS issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” equal to the higher of the 30-day “AA” Composite Commercial Paper Rate multiplied by a minimum of 110% or the Taxable Equivalent of the Short-Term Municipal Obligations Rate—defined as 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the S&P Municipal Bond 7-day High Grade Rate Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal)—multiplied by a minimum of 110% (which is a function of short-term interest rates and

SEMIANNUAL REPORT	NOVEMBER 30, 2014	49

Notes to Financial Statements (Cont.)

typically higher than the rate that would have otherwise been set through a successful auction). As of November 30, 2014, the current multiplier for calculating the maximum rate is 110%. If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

12. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of November 30, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Each Fund files U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of November 30, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Fund Name	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (1)
PIMCO Municipal Income Fund II	$1,040,419	$116,622	$(7,394)	$109,228
PIMCO California Municipal Income Fund II	413,093	64,626	(1,300)	63,326
PIMCO New York Municipal Income Fund II	191,299	20,085	(1,640)	18,445

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

13. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On December 1, 2014, the following distributions were declared to common shareholders payable January 2, 2015, to shareholders of record on December 11, 2014.

PIMCO Municipal Income Fund II	$0.065 per common share
PIMCO California Municipal Income Fund II	$0.05375 per common share
PIMCO New York Municipal Income Fund II	$0.06625 per common share

50	PIMCO CLOSED-END FUNDS

(Unaudited)

November 30, 2014

On January 2, 2015, the following distributions were declared to common shareholders payable February 2, 2015, to shareholders of record on January 12, 2015.

PIMCO Municipal Income Fund II	$0.065 per common share
PIMCO California Municipal Income Fund II	$0.05375 per common share
PIMCO New York Municipal Income Fund II	$0.06625 per common share

On December 16, 2014, the Boards of Trustees/Directors (the “Board”) of the PIMCO Sponsored Closed-End Funds (each, a “Fund” and, together, the “Funds”) approved a change to each Fund’s fiscal year end from May 31 to December 31. This change will be effective immediately following the end of each Fund’s current fiscal year on May 31, 2015.

There were no other subsequent events identified that require recognition or disclosure.

SEMIANNUAL REPORT	NOVEMBER 30, 2014	51

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
JPS	JPMorgan Securities, Inc.

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	IBC	Insured Bond Certificate
AGM	Assured Guaranty Municipal	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.	PSF	Public School Fund
FGIC	Financial Guaranty Insurance Co.	Radian	Radian Guaranty, Inc.
FHA	Federal Housing Administration

Currency Abbreviations:
USD (or $)	United States Dollar

52	PIMCO CLOSED-END FUNDS

Shareholder Meeting Results

(Unaudited)

Special Shareholder Meeting Results

The Funds held a special meeting of shareholders on June 9, 2014 to vote on the approval of the new investment management agreement between the Funds and PIMCO, as discussed in Note 7 to the Notes to Financial Statements. The special meeting was convened as scheduled on June 9, 2014. However, because sufficient votes in favor of the proposal had not been received for any Fund at the time of the special meeting, the shareholders of each Fund present voted to adjourn the special meeting to July 10, 2014 to permit further solicitation of proxies. On July 10, 2014 the special meeting was reconvened, and common and preferred shareholders (if any) of each Fund voted as indicated below:

PIMCO California Municipal Income Fund II	For	Against	Abstain
Approval of an Investment Management Agreement between PIMCO California Municipal Income Fund II and Pacific Investment Management Company LLC	13,172,002	727,985	2,654,483

PIMCO Municipal Income Fund II	For	Against	Abstain
Approval of an Investment Management Agreement between PIMCO Municipal Income Fund II and Pacific Investment Management Company LLC	26,237,111	1,485,209	4,009,933

PIMCO New York Municipal Income Fund II	For	Against	Abstain
Approval of an Investment Management Agreement between PIMCO New York Municipal Income Fund II and Pacific Investment Management Company LLC	4,555,200	276,850	878,014

SEMIANNUAL REPORT	NOVEMBER 30, 2014	53

Changes to Boards of Trustees

(Unaudited)

Effective at the close of business on September 5, 2014, Craig A. Dawson became a Class III Trustee of each of PIMCO California Municipal Income Fund II, PIMCO Municipal Income Fund II and PIMCO New York Municipal Income Fund II.

54	PIMCO CLOSED-END FUNDS

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements

(Unaudited)

As discussed in Notes 1 and 7 in the Notes to Financial Statements, an Investment Management Agreement between each Fund and PIMCO (the “New Agreement”) became effective at the close of business on September 5, 2014, and at that time PIMCO replaced AGIFM as the investment manager of each Fund and ceased serving as each Fund’s sub-adviser. Prior thereto, each Fund had in place an Investment Management Agreement with AGIFM (the “Advisory Agreements”) and Portfolio Management Agreement between AGIFM and PIMCO (the “Sub-Advisory Agreements,” and, together with the Advisory Agreements, the “Previous Agreements”), which terminated at the close of business on September 5, 2014. However, the terms of the Previous Agreements would have terminated before the New Agreement took effect, and, therefore, the Trustees were asked to approve the continuance of the Previous Agreements for an additional term which would expire upon the effectiveness of the New Agreement or, in the event the New Agreement had not been approved by shareholders of a Fund, for an additional one-year period. The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees of each Fund (the “Board” or the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve each Previous Agreement. Accordingly, the Trustees met in person on June 23-24, 2014 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Previous Agreements. The Independent Trustees were assisted in their evaluation of the Previous Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

In connection with their deliberations regarding the continuation of the Previous Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by AGIFM or PIMCO under the applicable Previous Agreement.

In connection with their contract review meeting, the Trustees relied upon materials provided by AGIFM and PIMCO for the contract review meeting or for prior meetings which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Funds for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Funds identified by Lipper (the “Lipper performance universe”) and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and fees for other funds managed by PIMCO with similar investment strategies to those of the Funds, (iv) the estimated profitability to AGIFM from its relationship with the Funds for the one-year period ended December 31, 2013, (v) descriptions of various functions performed by AGIFM and PIMCO for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of AGIFM and PIMCO, including information regarding senior management, portfolio managers and other personnel who provided investment management, administrative and other services to the Funds.

SEMIANNUAL REPORT	NOVEMBER 30, 2014	55

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (Cont.)

The Trustees’ conclusions as to the continuation of the Previous Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Fund-specific performance results for the Funds reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Trustees. The Trustees reviewed, among other information, comparative information showing performance of each Fund against its respective Lipper performance universe for the one-year, three-year, five-year and ten-year periods ended December 31, 2013.

In addition, it was noted that the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Trustees examined AGIFM’s and PIMCO’s abilities to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; the ability of AGIFM and PIMCO to attract and retain capable personnel; and the capability of the senior management and staff of AGIFM and PIMCO. In addition, the Trustees reviewed the quality of AGIFM’s and PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of certain administrative services AGIFM was responsible for providing to the Funds; and conditions that might have affected the AGIFM’s or PIMCO’s ability to provide high-quality services to the Funds in the future under the Previous Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to each Fund given its investment objective and policies, and that AGIFM and PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Previous Agreements.

In assessing the reasonableness of each Fund’s fees under the Previous Agreements, the Trustees considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of total managed assets (including assets attributable to common shares and leverage outstanding combined), and the management fee and total expense ratios of a peer expense group of funds based on information provided by Lipper. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees.

The Trustees specifically took note of how each Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Trustees noted that while the Funds were not charged a separate administration fee (recognizing that their management fees included a component for administrative services), it was not clear in all cases whether the peer funds in the

56	PIMCO CLOSED-END FUNDS

(Unaudited)

Lipper category were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements (although none existed for the Funds).

PIMCO California Municipal Income Fund II

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had fifth quintile performance for the one-year period ended December 31, 2013, first quintile performance for the three-year and five-year periods ended December 31, 2013 and fifth quintile performance for the ten-year period ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of seven closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $33.1 million to $481.0 million, and that two of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Fund’s management fee was above the median management fee of the other funds in its expense group provided by Lipper calculated both on common share assets and on common share and leveraged assets combined. With respect to the Fund’s total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

PIMCO Municipal Income Fund II

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had third quintile performance for the one-year period ended December 31, 2013, first quintile performance for the three-year and five-year periods ended December 31, 2013 and fifth quintile performance for the ten-year period ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of nine closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $277.2 million to $748.6 million, and that none of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Fund’s management fee was above the median management fee of the other funds in its expense group provided by Lipper calculated both on common share assets and on common share and leveraged assets combined. With respect to the Fund’s total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

PIMCO New York Municipal Income Fund II

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had fifth quintile performance for the one-year period ended December 31, 2013, first quintile performance for the three-year and five-year periods ended December 31, 2013 and fifth quintile performance for the ten-year period ended December 31, 2013.

SEMIANNUAL REPORT	NOVEMBER 30, 2014	57

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (Cont.)

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of six closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $69.1 million to $275.7 million, and that two of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Fund’s management fee was above the median management fee of the other funds in its expense group provided by Lipper calculated both on common share assets and on common share and leveraged assets combined. With respect to the Fund’s total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was below the median total expense ratio of the group of funds presented for comparison.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and management.

The Trustees also considered the management fees charged by PIMCO to other funds with similar strategies to those of the Funds, including open-end funds advised by PIMCO. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by the open-end funds offered for comparison, but were advised by PIMCO that there are additional portfolio management challenges in managing closed-end funds such as the Funds, such as those associated with the use of leverage and attempting to meet a regular dividend. The Trustees were advised that PIMCO does not manage any institutional or separate accounts which have an investment strategy or return profile bearing any reasonable similarity to the Funds.

The Trustees also took into account that the Funds have preferred shares outstanding, which increased the amount of management fees payable by the Funds under the Previous Agreements (because each Fund’s fees were calculated based on the Fund’s net assets, including any assets attributable to preferred shares outstanding). The Trustees took into account that AGIFM and PIMCO had a financial incentive for the Funds to have preferred shares outstanding, which may create a conflict of interest between AGIFM and PIMCO, on the one hand, and the Funds’ common shareholders, on the other. In this regard, the Trustees considered information provided by AGIFM and PIMCO and related presentations as to why the Funds’ use of leverage continues to be appropriate and in the best interests of the Funds under current market conditions. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the levels of compensation AGIFM or PIMCO receive.

Based on a profitability analysis provided by AGIFM, the Trustees also considered the estimated profitability to AGIFM from its relationship with each Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as closed-end investment companies, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) principally through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Previous Agreements.

58	PIMCO CLOSED-END FUNDS

(Unaudited)

Additionally, the Trustees considered so-called “fall-out benefits” to AGIFM and PIMCO, such as reputational value derived from serving as investment manager and sub-adviser to the Funds and research, statistical and quotation services AGIFM and PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Previous Agreements and based on the information provided and related representations made by management, that they were satisfied with AGIFM’s and PIMCO’s responses and efforts relating to the investment performance of such Fund. The Trustees also concluded that the fees payable under each Previous Agreement represented reasonable compensation in light of the nature, extent and quality of services provided by AGIFM or PIMCO, as the case may be. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Previous Agreements was in the best interests of each Fund and its shareholders, and should be approved.

SEMIANNUAL REPORT	NOVEMBER 30, 2014	59

General Information

Investment Manager

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co.

225 Franklin Street

Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II.

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CEF4006SAR_113014

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO California Municipal Income Fund II

By:	/s/ PETER G. STRELOW

Peter G. Strelow
President, Principal Executive Officer

Date:	January 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW

Peter G. Strelow
President, Principal Executive Officer

Date:	January 27, 2015

By:	/s/ WILLIAM G. GALIPEAU

William G. Galipeau
Treasurer, Principal Financial & Accounting Officer

Date:	January 27, 2015